                        ================================
                        Annual Report September 30, 1998
                        ================================

                                  OPPENHEIMER
                                   Champion
                                  Income Fund

                                   [GRAPHIC]

                                    [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 8 Fund Performance
---------------------
13 Financial
   Statements

48 Independent
   Auditors' Report
---------------------
49 Federal
   Income Tax
   Information

50 Officers and
   Trustees

52 Information and
   Services

Report highlights
--------------------------------------------------------------------------------

o Four-star Morningstar: The Fund's Class A shares have earned an overall 4-star ranking (****) from Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 1998, among 1,491 (3-year), 940 (5-year), and 346 (10-year) fixed income funds./1/

o High-yield bonds declined in August when investors expressed their preference for only the highest-quality securities amid global economic and political uncertainty.

Avg Annual Total Returns

For the 1-Year Period
Ended 9/30/98

Class A

Without Sales Chg./2/                                         With Sales Chg./3/
--------------------------------------------------------------------------------
-0.49%                                                        -5.22%
--------------------------------------------------------------------------------

Class B

Without Sales Chg./2/                                         With Sales Chg./3/
--------------------------------------------------------------------------------
-1.25%                                                        -5.76%
--------------------------------------------------------------------------------

Class C

Without Sales Chg./2/                                         With Sales Chg./3/
--------------------------------------------------------------------------------
-1.25%                                                        -2.15%
--------------------------------------------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90 day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 3 stars (3-year), 4 stars (5-year) and 5 stars (10-year) weighted 20%/30%/50%, respectively.

2. Includes changes in net asset value per share without deducting any sales charges.

3. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


2  Oppenheimer Champion Income Fund

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Champion Income Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Champion Income Fund

Dear shareholder,
--------------------------------------------------------------------------------
The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

      Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

      What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At Oppenheimer Funds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ James C. Swain                  /s/ Bridget A. Macaskill

James C. Swain                      Bridget A. Macaskill
October 21, 1998


3  Oppenheimer Champion Income Fund

"We believe that
high yield bonds
currently represent
excellent values."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform over the 12-month period that ended September 30, 1998?

We are generally pleased with the Fund's performance, especially in light of the extremely difficult conditions that developed in the high yield bond market at the end of this period. In fact, August 1998 was the worst single month for high yield corporate bonds since 1990.

Why did prices of high yield corporate bonds decline so precipitously in August?

High yield bonds responded to many of the same influences that drove the U.S. stock market lower during the third quarter of 1998. For the past several years, large, well-established companies providing consistent earnings growth fueled the corporate debt and equity markets' rise. In the wake of the Asian crisis, some U.S. companies revealed that their earnings would not meet analyst's expectations because of reduced overseas demand and increased competitive pressures domestically.

      In view of the likelihood of lower corporate earnings--as well as economic and political turmoil in Southeast Asia, Latin America and Russia--risk-averse investors attempted to sell all but the most creditworthy securities. In our opinion, they did so without regard to the fundamental soundness of the individual issuers or business conditions. Investors sold even relatively high quality, fixed income investments such as U.S. agency securities, as these securities are generally not guaranteed by the full faith and credit of the U.S. government. Only U.S. Treasury securities--considered the most secure investments in the world--prospered in this environment.

How was the Fund managed in this environment?

We maintained the same disciplined investment approach that has guided our decisions in good markets and bad: we emphasize a long-term investment horizon that favors strong companies in growth sectors of the U.S. economy.


4  Oppenheimer Champion Income Fund

[PHOTO]

Portfolio Management Team (l to r)
David Negri (Portfolio Manager)
Ralph Stellmacher

However, during periods of high market volatility we pay extra attention to transaction costs, which can have a significant impact on investment returns. Thus we trimmed positions in industries that had held up reasonably well during the August correction and that we could trade at low costs. This included positions in the retail, consumer durable, and capital equipment industries.

      Perhaps most important was the position of the Fund before the correction. Last winter and spring, we reduced our exposure to those industries that we regarded as most vulnerable to slowing global growth. For example, after the Asian currency crisis, we reduced our holdings of bonds issued by companies whose earnings are sensitive to changes in commodity prices. This was particularly true of basic industries such as paper companies, chemical companies, and metal producers. We have been holding a smaller-than-average position in these industries most of the last year and therefore we did not have to incur high transaction costs in August to reduce exposure. We also maintained a smaller-than-average position in the healthcare sector, which came under pressure because of the potential for renewed government regulation.

      Similarly, because of concerns over slowing growth, we had dramatically reduced our exposure to the emerging markets of Southeast Asia and Latin America before those markets sold-off during the third quarter of 1998. Rather than redeploy those assets through the purchase of other securities, we chose instead to maintain a larger-than-normal cash reserve.


5  Oppenheimer Champion Income Fund

================================
Avg Annual Total Returns
For the Periods Ended 9/30/98/1/
================================

Class A

1 year        5 year         10 year
======================================
-5.22%        7.31%          10.77%
======================================

Class B
                             Since
1 year        5 year         Inception
======================================
-5.76%        N/A            6.98%
======================================

Class C
                             Since
1 year        5 year         Inception
======================================
-2.15%        N/A            7.00%
======================================

An interview with your Fund's manager
--------------------------------------------------------------------------------

Our strategy was to keep that cash available to take advantage of compelling opportunities when valuations returned to more attractive levels.

What industries or companies contributed most to the Fund's performance?

Cable television and telecommunications issues continued to benefit from strong underlying business growth, which made them attractive candidates for acquisition by larger companies. For example, the Fund benefited when one of our cable TV company holdings was acquired by a telecommunications giant. The bonds of other cable companies also strengthened in the wake of this corporate marriage.

      The air travel industry has also performed well, primarily because of the positive effects of low energy prices on airline companies' profit margins. Fuel prices have declined to the low end of their historical range, yet the growing U.S. economy provided positive conditions for both business and pleasure travel.

What is your outlook for the high yield corporate bond market?

We are optimistic. In our view, the U.S. economy remains sound. We continue to expect slow-to-moderate economic growth in an environment of low inflation. These conditions have historically been very favorable for the high yield bond market because companies are generally able to earn decent returns, maintain positive cash flows, and pay their debt obligations.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/16/87. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/2/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


6  Oppenheimer Champion Income Fund

Credit Allocation/2/

[PIE CHART]

* AAA     14.0%
* AA       0.2
* A        6.8
* BBB      2.1
* BB      14.4
* B       50.1
* CCC      9.1
* CC       0.5
* C        0.3
* Other    2.5

Standardized Yields/3/

For the 30 Days Ended 9/30/98
------------------------------
Class A                  8.53%
------------------------------
Class B                  8.18
------------------------------
Class C                  8.18
------------------------------

We believe that high yield bonds currently represent excellent values. Many bond prices have declined to levels that appear to reflect a worst-case scenario, such as recession. If and when it becomes clear to fixed income investors that a recession is unlikely, we believe that bond prices will rise to more normal valuations. In our opinion, investors are waiting for evidence that Japan has its fiscal house in order and that Latin America will not implode as Asia did last year.

      As these factors begin to be resolved over the next several months, we intend to use some of our cash reserves to acquire relatively high-quality securities at attractive prices. Exercising the discipline required to capture attractive values in changing markets is an important part of The Right Way to Invest.

Top 5 Holdings by Issuer/4/
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                                     3.9%
--------------------------------------------------------------------------------
Bankers Trust NY Corp.                                                      1.8
--------------------------------------------------------------------------------
Intermedia Communications, Inc.                                             1.6
--------------------------------------------------------------------------------
Echostar Communications, Inc.                                               1.4
--------------------------------------------------------------------------------
Shoshone Partners Trust                                                     1.3
--------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of September 30, 1998 and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality includes securities rated by national ratings organizations as well as unrated securities (21.1% of total investments as of September 30, 1998) which have ratings assigned by the manager in categories equivalent to those of ratings organizations.

3. Standardized yield is based on net investment income for the 30-day period ended September 30, 1998. Falling share prices will tend to artificially raise yields.

4. Portfolio is subject to change. Percentages are as of September 30, 1998 and are based on total market value of investments.


7  Oppenheimer Champion Income Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

      o Management's Discussion of Performance

The Fund's fiscal year ended September 30, 1998, proved to be a volatile year for high yield investors. During the first three-quarters of that period, U.S. economic growth remained strong and inflation remained low. At the same time, corporate profits continued to expand. These influences were good for the U.S. bond market in general and especially so for high yield corporate bonds. However, the Fund's performance was adversely affected by the economic and political turmoil in Southeast Asia, Latin America and Russia, particularly in the third quarter of 1998. The Manager reduced the Fund's exposure to those industries that it regarded as most vulnerable to slowing global growth, and reduced the Fund's exposure to the emerging markets of Southeast Asia and Latin America before the markets sold-off during the third calendar quarter of 1998. The Manager also maintained a smaller-than-average position in the healthcare sector, which came under pressure because of the potential for renewed government regulation. In turn, the Manager maintained a larger-than-normal cash position to take advantage of compelling opportunities when valuations returned to more attractive levels. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1998.

8  Oppenheimer Champion Income Fund

In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on October 2, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 3% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Merrill Lynch High Yield Master Index is an index of below-investment-grade U.S. corporate issuers (ratings are generally comparable to below BBB of S&P). It is widely recognized as a measure of the U.S. corporate high yield bond market.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


9  Oppenheimer Champion Income Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Champion Income Fund (Class A), Lehman Brothers Corporate Bond Index, and Merrill Lynch High Yield Master Index

  [The following table was originally a line graph in the printed materials.]

                         9.30.88   9.30.89   9.30.90   9.30.91   9.30.92   9.30.93   9.30.94   9.30.95   9.30.96   9.30.97   9.30.98
Oppenheimer Champion
Income Fund Class A       9,525     10,337    10,661    13,392    16,061    18,620    19,664    21,649    24,524    27,948    27,813

Lehman Brothers
Corporate Bond Index     10,000     11,179    11,871    13,893    15,916    17,855    17,054    19,952    20,899    23,162    25,727

Merrill Lynch
High Yield Master Index  10,000     10,823    10,229    13,035    16,001    18,381    19,044    21,814    24,085    27,532    28,461

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)

                         1 Year      5 Year      10 Year

                         -5.22%       7.31%       10.77%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Champion Income Fund (Class B), Lehman Brothers Corporate Bond Index, and Merrill Lynch High Yield Master Index

  [The following table was originally a line graph in the printed materials.]

                              10.02.95       9.30.96       9.30.97       9.30.98
Oppenheimer Champion
Income Fund Class A            10,000         11,220        12,690        12,239

Lehman Brothers
Corporate Bond Index           10,000         10,475        11,609        12,894

Merrill Lynch
High Yield Master Index        10,000         11,041        12,622        13,047

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)

                                1 Year      Life

                                -5.76%      6.98%

                     10  Oppenheimer Champion Income Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Champion Income Fund (Class C), Lehman Brothers Corporate Bond Index, and Merrill Lynch High Yield Master Index


  [The following table was originally a line graph in the printed materials.]

                           9.30.93     9.30.94     9.30.95     9.30.96     9.30.97     9.30.98
Oppenheimer Champion
Income Fund Class A         10,000      10,112      11,038      12,410      14,039      13,864

Lehman Brothers
Corporate Bond Index        10,000       9,622      11,256      11,791      13,068      14,514

Merrill Lynch
High Yield Master Index     10,000      10,114      11,585      12,791      14,622      15,115

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)

                                1 Year      Life

                                -2.15%      7.00%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs for Class B begins on 9/29/95 and Class C begins on 11/30/93.

1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                     11  Oppenheimer Champion Income Fund

                     Financials
                     ------------------------------------


                     12  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments September 30, 1998
================================================================================

                                                                  Face                   Market Value
                                                                  Amount(1)              See Note 1
=======================================================================================================
Mortgage-Backed Obligations--2.5%
-------------------------------------------------------------------------------------------------------
AMRESCO Commercial Mortgage Funding I Corp., Multiclass
Mtg. Pass-Through Certificates, Series 1997-C1, Cl. H, 7%,
6/17/29(2)                                                        $      360,000          $     259,537
-------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                             1,500,000              1,375,078
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                 3,800,000              3,417,625
-------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(2)(3)                             622,000                606,839
-------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp.,
Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. F, 7.50%, 6/20/13(2)                                 600,000                499,875
Series 1997-C1, Cl. G, 7.50%, 6/20/14(2)                                 810,000                626,231
Series 1997-C1, Cl. H, 7.50%, 8/20/14(2)                                 600,000                445,500
Series 1997-C2, Cl. F, 7.46%, 5/17/14                                  2,000,000              1,784,375
Series 1997-C2, Cl. H, 7.46%, 1/17/35                                  1,400,000              1,040,375
Series 1998-C1, Cl. F, 6%, 5/17/40(2)                                  3,000,000              2,158,125
-------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 8.132%, 2/28/11(2)(3)                  4,000,000              3,275,000
-------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C2,
Cl. F, 6.75%, 4/16/29                                                  2,000,000              1,588,750
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
Cl. X, 2.077%, 7/15/27(4)                                                 43,131                  4,057
-------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1997-RR, Cl. D, 7.769%, 4/30/39(2)                              2,000,000              1,991,875
Series 1997-RR, Cl. F, 7.769%, 4/30/39(2)                              5,000,000              4,017,969
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(2)(3)                          1,200,000              1,193,437
-------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                 600,000                565,688
-------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C2, Cl. E, 8%, 4/25/25                                       430,663                434,095
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                    244,006                231,463
-------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.184%, 1/20/06                                                   704,000                756,140
-------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1998-A1, 5%, 12/25/00(2)                                          316,461                303,803
-------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl. F, 7.30%, 4/12/12(2)                3,000,000              3,021,563
                                                                                            -----------
Total Mortgage-Backed Obligations (Cost $29,609,211)                                         29,597,400


                     13  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Foreign Government Obligations--4.0%
-------------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Bonos de Consolidacion de
Deudas, Series I, 2.974%, 4/1/07(3)ARP                            $    8,393,320           $  4,817,789
-------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts., Series REGS, 11.75%, 2/12/07ARP          2,340,000              1,702,551
-------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
10.625%, 8/7/06                                                        1,000,000                870,000
-------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.688%, 7/28/24(3)      3,795,000              2,443,031
-------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 6.688%, 7/28/11(3)      4,400,000              2,618,000
-------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Debs., 6.625%, 2/27/15(3)                        1,697,490                577,146
-------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Disc. Bonds, 6.625%, 2/28/25(3)                  7,035,000              3,372,403
-------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Past Due Interest Bonds, 6.625%, 2/27/15(3)      4,526,640              1,539,058
-------------------------------------------------------------------------------------------------------
Germany (Republic of) Treasury Bills, Zero Coupon,
3.418%, 1/15/99(5)DEM                                                 25,000,000             14,814,000
-------------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(2)IDR                               1,000,000,000                 52,570
-------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon, 3/17/99(2)(12)IDR   1,000,000,000                 23,364
-------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Collateralized Par Bonds,
Series DEF, 5%, 12/23/23(7)(8)                                         1,750,000                914,375
-------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC,
5.092%, 1/5/10                                                         2,079,297              1,103,924
-------------------------------------------------------------------------------------------------------
Panama (Government of) Bonds, 8.875%, 9/30/27                            885,000                746,719
-------------------------------------------------------------------------------------------------------
Panama (Government of) Past Due Interest Debs.,
6.688%, 7/17/16(3)                                                     1,139,032                803,018
-------------------------------------------------------------------------------------------------------
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(3)                                                       5,000,000              2,262,500
-------------------------------------------------------------------------------------------------------
Russia (Government of) Federal Loan Bonds, Series 5022,
15%, 2/23/00(2)RUR                                                    20,402,000                496,903
-------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loan Debs., Series 24 yr.,
6.625%, 12/15/20(3)                                                    4,500,000                289,687
-------------------------------------------------------------------------------------------------------
United Mexican States Sr. Nts., 8.625%, 3/12/08                        2,000,000              1,716,250
-------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL, 6.625%, 12/18/07(3)    8,595,238              4,942,262
-------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
Series A, 6.625%, 3/31/07(3)                                           1,500,009                827,818
                                                                                            -----------
Total Foreign Government Obligations (Cost $50,130,876)                                      46,933,368

=======================================================================================================
Loan Participations--0.1%
-------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
Tranche 1, 6.375%, 9/4/06(3)                                           1,561,090                741,518
-------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.563%, 1/1/09(2)(3)                                        1,075,000                782,063
                                                                                            -----------
Total Loan Participations (Cost $2,040,734)                                                   1,523,581


                     14  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes--64.5%
-------------------------------------------------------------------------------------------------------
Aerospace/Defense--2.1%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05              $    2,000,000           $  2,010,000
-------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                  3,400,000              3,417,000
-------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                   60,000                 60,300
12.25% Pass-Through Certificates, 12/1/02                              2,750,000              2,970,000
-------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(2)                            3,500,000              3,508,750
-------------------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc., 12% Sr. Sub. Nts., 9/30/08(7)(9)      3,450,000              3,467,250
-------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. B, 6/15/04(2)                                                      1,828,818              1,972,564
-------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts.,
Series B, 9/1/07                                                       1,000,000                977,500
-------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)             1,080,391              1,112,804
-------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04             5,775,000              5,515,125
                                                                                            -----------
                                                                                             25,011,293

-------------------------------------------------------------------------------------------------------
Chemicals--2.3%
Brunner Mond Group plc, 12.50% Sr. Sub. Nts., 7/15/08(7)GBP            5,150,000              7,789,213
-------------------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07             2,020,000              1,949,300
-------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                      600,000                570,000
-------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07       1,615,000              1,413,125
-------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                    9,205,000              9,941,400
-------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                     50,000                 40,000
-------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07            1,900,000              1,539,000
-------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                                       3,925,000              3,807,250
-------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.25% Sr. Sub. Nts., 4/1/07                   170,000                146,200
                                                                                            -----------
                                                                                             27,195,488

-------------------------------------------------------------------------------------------------------
Consumer Durables--0.4%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts.,
Series B, 11/15/07                                                     2,575,000              2,356,125
-------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)             1,865,000              2,199,581
                                                                                            -----------
                                                                                              4,555,706

-------------------------------------------------------------------------------------------------------
Consumer Non-Durables--2.0%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(7)(10)                               1,350,000                627,750
10.50% Sr. Nts., 7/1/08(7)                                             1,250,000              1,206,250
-------------------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05        1,500,000                832,500
-------------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Sub. Nts., 8/15/08(7)                       3,020,000              2,974,700


                     15  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Consumer Non-Durables  (continued)
Globe Manufacturing, Inc., 10% Sr. Sub. Nts., 8/1/08(7)           $    4,300,000           $  4,063,500
-------------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Sub. Nts., 5/1/08(7)              1,100,000              1,056,000
-------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec.
Sub. Nts., 2/1/08                                                      2,800,000              2,751,000
-------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 11.431%, 3/15/01(5)                                          9,165,000              7,057,050
-------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08(7)             2,320,000              2,180,800
-------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06             805,000                845,250
                                                                                            -----------
                                                                                             23,594,800

-------------------------------------------------------------------------------------------------------
Energy--5.1%
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06                                        2,530,000              2,188,450
9.625% Sr. Unsec. Nts., Series B, 5/1/05                               3,110,000              2,752,350
-------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875%
Sr. Sub. Nts., 11/15/07                                                3,625,000              3,135,625
-------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                     825,000                771,375
-------------------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts.,
Series B, 2/15/08                                                      1,750,000              1,023,750
-------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                     1,250,000              1,043,750
-------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(2)               3,800,000              2,603,000
-------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07                                 2,800,000              1,974,000
9.50% Sr. Sub. Nts., 11/1/06                                           4,965,000              3,649,275
-------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 0%/14.125% Sr. Disc. Nts., 5/1/06(10)             8,775,000              3,553,875
-------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts.,
Series B, 5/1/05(7)                                                    3,000,000              2,175,000
-------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts.,
Series B, 2/15/08(11)                                                  1,985,000              1,597,925
-------------------------------------------------------------------------------------------------------
Grey Wolf, Inc., 8.875% Sr. Unsec. Nts., Series C, 7/1/07                900,000                688,500
-------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06        2,800,000              1,190,000
-------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08(7)                   3,150,000              2,346,750
-------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(7)             10,125,000             10,175,625
-------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06            4,855,000              4,442,325
-------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                       1,330,000              1,270,150
-------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                      6,000,000              5,130,000
-------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                             1,050,000              1,013,250
-------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                       5,665,000              5,410,075
-------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(7)(10)                               2,350,000              1,363,000
0%/11.375% Sr. Disc. Nts., 2/15/09(7)(10)                                800,000                448,000
                                                                                            -----------
                                                                                             59,946,050


                     16  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Financial--0.8%
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05               $165,000           $    132,825
-------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                   578,000                615,570
-------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(2)                              133,140                133,473
-------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., Series B, 9/15/04               1,220,000                616,100
-------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(2)(12)                  600,000                     --
-------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                             625,000                612,500
-------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 10.206% Nts., 11/15/07(2)(3)                         600,000                612,000
-------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Nts.,
Series 2, 7/15/98(2)(12)IDR                                        6,314,400,000                 59,013
-------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
Series B, 4/1/08                                                       4,930,000              4,363,050
-------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts., 1/1/28(2)                             1,700,000              1,653,250
                                                                                            -----------
                                                                                              8,797,781

-------------------------------------------------------------------------------------------------------
Food & Drug--1.9%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                              3,101,000              3,194,030
-------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                1,885,000              1,837,875
10.625% Sr. Sub. Nts., Series B, 7/31/07                               6,200,000              6,169,000
-------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc.:
0%/10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(10)                   4,975,000              3,706,375
12.625% Sub. Nts., 6/15/02                                             2,500,000              2,337,500
-------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts.,
Series B, 7/1/07                                                       3,970,000              4,108,950
-------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                 1,260,000              1,345,050
                                                                                            -----------
                                                                                             22,698,780

-------------------------------------------------------------------------------------------------------
Food/Tobacco--2.1%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                900,000                931,500
-------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                    3,885,000              3,826,725
-------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(7)(10)         3,450,000              1,983,750
-------------------------------------------------------------------------------------------------------
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06         4,655,000              4,957,575
-------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05            8,065,000              7,621,425
-------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10                   1,000,000              1,000,000
-------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec.
Sub. Nts., 11/15/07                                                    4,025,000              3,964,625
-------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07                  860,000                872,900
                                                                                            -----------
                                                                                             25,158,500


                     17  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Forest Products/Containers--1.5%
Ball Corp.:
7.75% Sr. Nts., 8/1/06(7)                                         $    3,000,000           $  3,097,500
8.25% Sr. Sub. Nts., 8/1/08(7)                                         2,100,000              2,168,250
-------------------------------------------------------------------------------------------------------
Four M Corp., 12% Sr. Sec. Nts., Series B, 6/1/06                        645,000                635,325
-------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07         3,660,000              3,385,500
-------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                   3,450,000              3,777,750
-------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., 0%/12.75% Sr. Disc. Nts., 3/15/08(10)           700,000                311,500
-------------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                800,000                812,000
-------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                     4,085,000              4,023,725
                                                                                            -----------
                                                                                             18,211,550

-------------------------------------------------------------------------------------------------------
Gaming/Leisure--4.6%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(7)(10)              750,000                367,500
-------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                       1,675,000              1,499,125
-------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts.,
Series B, 11/15/00(2)(12)                                                275,000                265,375
-------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts.,
8/1/95(12)                                                                 7,500                     --
-------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
11/15/00(2)(12)                                                          100,000                  6,000
-------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                        2,100,000              2,021,250
-------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B,
8/15/03                                                                2,030,000              2,263,450
-------------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06(7)           1,200,000              1,188,000
-------------------------------------------------------------------------------------------------------
Empress River Casino Finance Corp., 10.75% Sr. Nts., 4/1/02            2,705,000              2,779,387
-------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% First Mtg. Sec. Nts., 12/1/03             4,500,000              4,747,500
-------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(7)                  2,800,000              2,786,000
-------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06             150,000                159,750
-------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                    5,895,000              5,777,100
-------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                               3,295,000              3,295,000
-------------------------------------------------------------------------------------------------------
Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03          1,400,000              1,442,000
-------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut),
13.50% Sr. Sec. Nts., Series B, 11/15/02                               2,340,000              2,925,000
-------------------------------------------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr. Nts., 6/1/08(7)                      1,355,000              1,280,475
-------------------------------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(7)                          3,900,000              2,418,000
-------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(10)                                      1,970,000              1,231,250
9.25% Sr. Nts., 4/1/06                                                 1,595,000              1,579,050
-------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                         1,825,000              1,980,125
9.50% Sr. Sub. Nts., 4/15/07                                           4,490,000              4,894,100


                     18  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Gaming/Leisure  (continued)
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03          $    5,240,000           $  5,921,200
-------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.75% Sr. Nts., 4/1/06                  1,900,000              1,890,500
-------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                      300,000                297,000
-------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
12.25% Mtg. Nts., 11/15/04                                             1,495,000              1,352,975
                                                                                            -----------
                                                                                             54,367,112

-------------------------------------------------------------------------------------------------------
Healthcare--1.6%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08           4,050,000              3,746,250
-------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(7)                  2,715,000              2,660,700
-------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                                          2,850,000              2,807,250
9.50% Sr. Sub. Nts., 9/15/07                                           5,985,000              5,595,975
-------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(7)                    3,100,000              2,635,000
-------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07                1,925,000              1,761,375
                                                                                            -----------
                                                                                             19,206,550

-------------------------------------------------------------------------------------------------------
Housing--1.3%
Building Materials Corp. of America, 8.625% Sr. Nts.,
Series B, 12/15/06                                                       200,000                202,000
-------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07             675,000                570,375
-------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                           830,000                871,500
-------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02         3,180,000              3,172,050
-------------------------------------------------------------------------------------------------------
Nortek, Inc.:
8.875% Sr. Nts., 8/1/08(7)                                             2,000,000              1,940,000
9.125% Sr. Nts., Series B, 9/1/07(13)                                  5,040,000              4,964,400
9.25% Sr. Nts., Series B, 3/15/07                                      4,070,000              4,110,700
                                                                                            -----------
                                                                                             15,831,025

-------------------------------------------------------------------------------------------------------
Information Technology--1.5%
Businessland, Inc., 5.50% Sub. Debs., 3/1/07(2)                          770,000                550,550
-------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts.,
Series B, 3/15/08(10)                                                  7,310,000              2,960,550
-------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                   2,800,000              2,674,000
-------------------------------------------------------------------------------------------------------
Dialog Corp. plc, 11% Sr. Sub. Nts., Series B, 11/15/07                1,750,000              1,820,000
-------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                          1,200,000              1,110,000
-------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                             2,150,000              1,988,750
-------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                2,275,000              2,559,375
-------------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Disc. Unsec. Nts.,
Series B, 3/1/05(10)                                                   5,745,000              3,073,575
-------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                          1,440,000              1,332,000
                                                                                            -----------
                                                                                             18,068,800


                     19  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Manufacturing--2.0%
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08(7)                      $    1,560,000           $  1,513,200
-------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                     1,125,000              1,125,000
-------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                         802,000                872,175
-------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec.
Sub. Nts., 3/1/08                                                      1,500,000              1,380,000
-------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(7)                    1,150,000              1,006,250
-------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr.
Sub. Nts., 8/1/07                                                      2,275,000              2,127,125
-------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07                           3,770,000              3,788,850
-------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
Series B, 6/1/05                                                       3,720,000              3,831,600
-------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Sub. Nts., 7/1/08(7)                 1,000,000                925,000
-------------------------------------------------------------------------------------------------------
Paragon Corp. Holdings, Inc., 9.625% Sr. Unsec. Nts.,
Series B, 4/1/08                                                         355,000                253,825
-------------------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07               2,100,000              2,121,000
-------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                            960,000                921,600
-------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07                                                      2,285,000              2,227,875
-------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08                       1,000,000                937,500
-------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2)                  1,075,000              1,080,375
                                                                                            -----------
                                                                                             24,111,375

-------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--2.3%
Allbritton Communications Co., 8.875% Sr. Sub. Nts.,
Series B, 2/1/08                                                       1,000,000                980,000
-------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07       1,990,000              2,019,850
-------------------------------------------------------------------------------------------------------
CBS Radio, Inc., 11.375% Exchangeable Unsec. Sub. Debs.,
1/15/09(14)                                                            1,174,400              1,344,688
-------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 9% Sr. Sub. Nts., 10/1/08(2)                  10,000,000             10,125,000
-------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02            4,665,000              4,734,975
-------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(8)                1,000,000                945,000
-------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 9% Sr. Unsec. Sub. Nts., 7/15/07       4,000,000              4,000,000
-------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                    650,000                653,250
12.50% Sr. Nts., 6/15/02                                                 300,000                328,500
-------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                1,650,000              1,645,875
                                                                                            -----------
                                                                                             26,777,138

-------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--2.5%
Adelphia Communications Corp., 8.125% Sr. Nts., 7/15/03(7)             6,000,000              6,030,000
-------------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                                           215,000                236,500
9.875% Sr. Sub. Debs., 4/1/23                                          1,100,000              1,199,000
9.875% Sr. Sub. Nts., 5/15/06                                          1,710,000              1,863,900


                     20  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video  (continued)
EchoStar DBS Corp., 12.50% Sr. Sec. Nts., 7/1/02                  $    6,425,000           $  6,810,500
-------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(2)                                    1,114,930              1,081,482
-------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(2)                                   1,104,705              1,071,564
-------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(10)                                                4,475,000              3,982,750
-------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs.,
Series B, 4/15/10(10)                                                  1,000,000                685,000
-------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                           4,640,000              4,732,800
-------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07        185,000                172,050
-------------------------------------------------------------------------------------------------------
United International Holdings, Inc.:
0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(10)                        1,260,000                623,700
0%/14% Sr. Disc. Nts., Series B, 5/15/06(10)                           1,350,000                573,750
                                                                                            -----------
                                                                                             29,062,996

-------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--1.4%
Hollinger International Publishing, Inc., 9.25% Sr. Unsec.
Sub. Nts., 2/1/06                                                      1,000,000              1,032,500
-------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                  700,000                640,500
-------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01(3)                                    1,700,000              1,759,500
-------------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 9.625% Bonds, 3/15/08(2)GBP                   3,000,000              4,206,022
-------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                   3,270,000              3,482,550
-------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                   2,000,000              2,075,000
-------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts.,
Series B, 2/1/08                                                       3,900,000              3,666,000
                                                                                            -----------
                                                                                             16,862,072

-------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--11.0%
Amazon.Com, Inc., 0%/10% Sr. Disc. Nts., 5/1/08(10)                    6,600,000              3,993,000
-------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc., 0%/9.27% Sr. Disc. Nts., 8/15/07(10)       1,440,000                943,200
-------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(10)                               900,000                697,500
7.625% Bonds, 7/31/08DEM                                               9,725,000              5,218,589
8.875% Sr. Nts., 11/30/07DEM                                           1,880,000              1,095,310
10.125% Sr. Nts., 11/30/07GBP                                          2,330,000              3,722,032
Units (each unit consists of $1,000 principal amount of 0%/12%
sr. disc. nts., 12/15/06 and one warrant to purchase 7.8 ordinary
shares)(10)(15)                                                        3,185,000              2,452,450
-------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(10)                                                           1,350,000              1,100,250
-------------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07             2,225,000              2,102,625
-------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 4/1/08 and four warrants
to purchase 10.8 shares of common stock)(7)(15)                        1,600,000              1,288,000


                     21  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications  (continued)
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(10)                             $    1,800,000           $  1,251,000
0%/11.75% Sr. Disc. Nts., 12/15/05(10)                                 9,665,000              7,732,000
9.125% Sr. Nts., 2/1/08                                                  800,000                772,000
-------------------------------------------------------------------------------------------------------
e.spire Communications, Inc.:
0%/10.625% Sr. Disc. Nts., 7/1/08(7)(10)                               1,690,000                870,350
13.75% Sr. Nts., 7/15/07                                               1,400,000              1,519,000
-------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(7)                1,155,000              1,056,825
-------------------------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., Series B, 1/15/08      2,700,000              2,362,500
-------------------------------------------------------------------------------------------------------
Firstworld Communications, Inc., Units (each unit consists of
$1,000 principal amount of 0%/13% sr. disc. nts., 4/15/08 and one warrant to purchase 7.9002 shares of series B common
stock)(7)(10)(15)                                                      1,985,000                615,350
-------------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts.,
Series B, 2/15/08(10)                                                  5,675,000              2,894,250
-------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(7)             2,760,000              2,684,100
-------------------------------------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05(2)                           4,175,000              3,381,750
-------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
Disc. Nts., 12/15/05(7)(10)                                              407,000                354,090
-------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc./GST Network Funding Corp., Inc.,
0%/10.50% Sr. Disc. Nts., 5/1/08(7)(10)                                1,980,000                960,300
-------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(10)            3,715,000              2,693,375
-------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(10)            400,000                286,000
-------------------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Unsec. Disc. Nts., 2/15/08(10)            690,000                348,450
-------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
8.50% Sr. Nts., Series B, 1/15/08                                      4,540,000              4,505,950
8.60% Sr. Unsec. Nts., Series B, 6/1/08                                3,000,000              2,992,500
8.875% Sr. Nts., 11/1/07                                               2,690,000              2,716,900
-------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec.
Disc. Nts., 2/15/08(10)                                                7,885,000              3,666,525
-------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08           6,385,000              6,033,825
-------------------------------------------------------------------------------------------------------
Long Distance International, Inc., Units (each unit consists of
$1,000 principal amount of 12.25% sr. nts., 4/15/08 and one
warrant to purchase 15.0875 shares of common stock)(7)(15)             1,390,000              1,216,250
-------------------------------------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Sr. Disc. Nts., 11/1/07(10)DEM                                  2,250,000                609,162
0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(10)                        3,600,000              1,611,000
-------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Unsec. Nts., 4/15/08(10)                            3,300,000              1,897,500
9.625% Sr. Nts., 10/1/07                                               6,205,000              6,049,875
-------------------------------------------------------------------------------------------------------
NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08                1,950,000              1,823,250


                     22  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications  (continued)
NTL, Inc.:
0%/10.75% Sr. Unsec. Unsub. Nts., Series REGS, 4/1/08(10)GBP      $    6,700,000           $  5,522,209
10% Sr. Nts., Series B, 2/15/07                                        2,440,000              2,476,600
-------------------------------------------------------------------------------------------------------
Onepoint Communications Corp., Units (each unit consists of
$1,000 principal amount of 14.50% sr. nts., 6/1/08 and one warrant
to purchase one share of common stock at $.01 per share)(7)(15)        4,800,000              3,528,000
-------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc., 9% Cv. Sub. Nts., 6/1/06(7)              200,000                 54,500
-------------------------------------------------------------------------------------------------------
PLD Telekom, Inc., Units (each unit consists of $1,000 principal amount 0%/14% sr. disc. nts., 6/1/04 and one warrant to
purchase 34 shares of common stock)(7)(10)(15)                         3,500,000              2,957,500
-------------------------------------------------------------------------------------------------------
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(7)                  4,000,000                970,000
-------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                  10,050,000             10,125,375
-------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(10)                     830,000                622,500
0%/9.47% Sr. Disc. Nts., 10/15/07(10)(13)                              7,845,000              6,079,875
-------------------------------------------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, 3/15/08(10)DEM                                           4,200,000              1,174,796
0%/10.125% Sr. Disc. Nts., 3/1/08(10)                                  1,300,000                669,500
-------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                       3,650,000              3,686,500
-------------------------------------------------------------------------------------------------------
US Xchange LLC, 15% Sr. Nts., 7/1/08(7)                                1,485,000              1,425,600
-------------------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                                        2,735,000              2,721,325
13.50% Sr. Unsec. Nts., 6/15/04                                          700,000                780,500
-------------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Nts., 4/15/08(7)                              2,700,000              2,430,000
                                                                                            -----------
                                                                                            130,741,813

-------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--7.0%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(7)                    700,000                696,500
-------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(10)         5,999,000              2,399,600
-------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.:
0%/9.50% Bonds, 4/1/05(10)XEU                                         10,825,000              9,241,351
6% Cv. Sub. Nts., 4/1/05(7)                                              800,000              1,227,000
-------------------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625% Sr. Unsec.
Disc. Nts., 11/15/07(10)                                               5,385,000              3,257,925
-------------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(7)(10)    2,525,000                984,750
-------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                    400,000                406,000
-------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(12)        1,665,000                 10,406
-------------------------------------------------------------------------------------------------------
ICO Global Communications (Holdings) Ltd., Units (each unit
consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and
one warrant to purchase 19.85 shares of common stock)(15)              1,325,000              1,033,500


                     23  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications  (continued)
Microcell Telecommunications, Inc., 0%/11.125% Sr. Disc. Nts.,
Series B, 10/15/07(10)CAD                                         $    4,405,000           $  1,519,909
-------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(10)                                  5,805,000              3,686,175
0%/9.75% Sr. Disc. Nts., 10/31/07(10)                                  8,350,000              5,051,750
0%/9.95% Sr. Disc. Nts., 2/15/08(10)                                   1,650,000                977,625
-------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                              2,750,000              1,911,250
11.625% Sr. Nts., Series A, 8/15/06                                    5,600,000              3,892,000
-------------------------------------------------------------------------------------------------------
Orange plc:
7.625% Sr. Nts., 8/1/08XEU                                             2,600,000              2,898,915
8% Sr. Nts., 8/1/08                                                   12,500,000             12,187,500
-------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                                  2,890,000              2,557,650
-------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(10)     3,315,000              2,204,475
-------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(10)     3,775,000              2,019,625
-------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(14)                                                            2,775,000              2,566,875
-------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., 12/15/06(7)                                      4,100,000              4,018,000
11.75% Sr. Sub. Nts., 7/15/07                                          3,650,000              3,832,500
-------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08          3,000,000              2,880,000
-------------------------------------------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04(7)                     875,000                614,688
-------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(10)            8,955,000              4,701,375
-------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(7)(10)      4,100,000              1,947,500
-------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
Sr. Disc. Nts., 8/15/06(10)                                            3,778,000              3,192,410
-------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
9.50% Sr. Nts., 2/1/04                                                   300,000                274,500
14% Sr. Nts., 11/1/04                                                    655,000                697,575
                                                                                            -----------
                                                                                             82,889,329

-------------------------------------------------------------------------------------------------------
Metals/Minerals--2.1%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                   8,783,000              7,070,315
-------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                   1,965,000              2,112,375
-------------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07               2,325,000              2,011,125
-------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp.:
10.25% Sr. Sub. Nts., 5/15/08(7)                                       1,700,000              1,632,000
10.25% Sr. Sub. Nts., 5/15/08                                          1,000,000                960,000
-------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08     750,000                667,500
-------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07   2,035,000              1,841,675
-------------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(7)(10)     6,100,000              2,165,500


                     24  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Metals/Minerals  (continued)
Metallurg, Inc., 11% Sr. Nts., 12/1/07                            $    3,945,000           $  3,767,475
-------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01     2,450,000              2,388,750
                                                                                            -----------
                                                                                             24,616,715

-------------------------------------------------------------------------------------------------------
Retail--1.4%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(7)                    3,870,000              3,715,200
-------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc.:
9.125% Sr. Sub. Nts., 5/1/08(7)                                        6,470,000              5,661,250
12% Sr. Nts., 10/1/03                                                    900,000                958,500
-------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                               900,000                814,500
-------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                     1,025,000                948,125
-------------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(7)         2,850,000              2,686,125
-------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                     1,600,000              1,560,000
                                                                                            -----------
                                                                                             16,343,700

-------------------------------------------------------------------------------------------------------
Service--3.1%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(10)    8,100,000              6,034,500
-------------------------------------------------------------------------------------------------------
Borg-Warner Security Corp., 9.625% Sr. Sub. Nts., 3/15/07              2,570,000              2,839,850
-------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(10)                     2,025,000              1,478,250
-------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07              1,080,000              1,063,800
-------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec.
Sub. Nts., 2/1/08                                                      5,065,000              4,862,400
-------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08(7)      2,900,000              2,856,500
-------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09        3,550,000              3,425,750
-------------------------------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bond, Series 1A, Cl. C2, 8/13/10(2)        7,500,000              7,500,000
-------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
6.75% Cv. Sr. Sub. Nts., 9/15/03                                       2,868,000              3,226,500
13.625% Sr. Sub. Disc. Nts., 6/30/05                                   2,700,000              3,091,500
-------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05               692,000                775,040
                                                                                            -----------
                                                                                             37,154,090

-------------------------------------------------------------------------------------------------------
Transportation--3.0%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07    2,440,000              2,257,000
-------------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                1,930,000              1,920,350
-------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06    6,480,000              6,804,000
-------------------------------------------------------------------------------------------------------
Golden Ocean Group Ltd., 10% Sr. Unsec. Nts., 8/31/01                  1,200,000                588,000
-------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06           4,160,000              4,581,200
-------------------------------------------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(7)                   2,300,000              2,093,000
-------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07            2,405,000              2,308,800
-------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% priority ship mtg. nts., 7/15/05 and
one warrant to purchase 5 shares of common stock)(7)(15)               3,200,000              2,896,000


                     25  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Face                     Market Value
                                                                  Amount(1)                See Note 1
-------------------------------------------------------------------------------------------------------
Transportation  (continued)
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                  $    3,715,000           $  3,529,250
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(15)      2,605,000              2,735,250
-------------------------------------------------------------------------------------------------------
TFM SA de CV, 10.25% Sr. Nts., 6/15/07                                 1,440,000              1,198,800
-------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp.,
0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(10)                      4,391,000              3,842,125
-------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust,
10.50% Nts., Series 1993-A, 12/1/11(2)                                   910,560                503,085
                                                                                            -----------
                                                                                             35,256,860

-------------------------------------------------------------------------------------------------------
Utility--1.5%
CalEnergy Co., Inc., 7.52% Sr. Unsec. Nts., 9/15/08                   12,000,000             12,336,744
-------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11     2,350,000              2,711,313
-------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp.:
0%/8.50% Sr. Unsec. Nts., Series H, 7/1/10(10)                         1,000,000                718,663
7.75% Sr. Unsec. Nts., Series G, 10/1/08                               2,000,000              2,121,232
                                                                                            -----------
                                                                                             17,887,952
                                                                                            -----------
Total Corporate Bonds and Notes (Cost $819,416,343)                                         764,347,475

                                                                  Shares
=======================================================================================================
Preferred Stocks--6.1%
-------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(14)                  85,369              2,112,883
-------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26                    750,000                789,375
-------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(2)(14)(17)                     130,000              3,250,000
-------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cum. Cv.(7)                                  161,000              2,616,250
-------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Exchangeable(14)                              2,707              2,334,787
-------------------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Preferred, Series B(14)                   2,268              2,001,510
-------------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
8.50% Cum. Cv., Series I, Non-Vtg.                                        28,900              1,907,400
11.125% Cum., Series M(14)                                                 5,332                586,520
-------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Exchangeable, Non-Vtg.(2)(16)                 100,000              3,887,500
-------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 12.25% Sr. Exchangeable(14)                   2,648              2,389,820
-------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable
Preferred Stock(2)                                                         1,231              1,012,497
-------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Cum. Exchangeable, Series B,
3/1/08, Non-Vtg.(2)(16)                                                   15,000                813,750
-------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cum. Cv., Series C, Non-Vtg.(7)(14)                110,000                220,000
-------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable, Series B, Non-Vtg.(14)                                       3,405              3,302,850
-------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Cum., Series A, Non-Vtg.(14)                 18,804              2,040,234


                     26  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                                           Market Value
                                                                         Shares            See Note 1
-------------------------------------------------------------------------------------------------------
Preferred Stocks   (continued)
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum.
Exchangeable Perpetual Preferred Stock, Series A                              30            $       772
-------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable(14)                                2,814              3,243,135
-------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
7% Cv. Preferred Securities(7)(16)                                       200,000              3,900,000
13.50% Exchangeable, Series B(14)                                          2,131              2,386,720
Depositary Shares Representing one one-hundredth 7% Cum.
Cv. Jr. Preferred Stock, Series E, Non-Vtg.(7)                            61,150              1,475,244
-------------------------------------------------------------------------------------------------------
International Utility Structures, Inc.:
13% Preferred(2)(14)                                                          19                 20,187
Units (each unit consists of $1,000 principal amount of 13% sr.
exchangeable preferred stock and one warrant to purchase
30 shares of common stock)(2)(14)(15)                                        300                301,500
-------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Cum. Exchangeable(14)                  26,384              1,721,556
-------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Exchangeable, Series E(14)            1,188              1,072,170
-------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Cum. Exchangeable, Vtg.(14)            65,798              3,470,844
-------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
Non-Vtg.(7)(14)                                                              285              2,429,625
-------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable                                                       54,950              5,014,188
9.20% Exchangeable, Series F                                              22,500              2,165,625
-------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Sr. Exchangeable(2)(14)                      4,098              3,718,935
-------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable, Series B, Non-Vtg.(16)             118,300              5,634,038
-------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., 13.75% Cum. Nts., Series B, 3/15/09,
Non-Vtg.(2)(14)                                                              100                722,500
-------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc./Capstar Broadcasting Corp., 12.625%
Cum., Series E, Non-Vtg.(14)                                               4,104                481,194
-------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable,
Non-Vtg.(2)(14)                                                            3,809              3,742,343
-------------------------------------------------------------------------------------------------------
Viatel, Inc., 10% Cv., Series A(2)(14)                                     1,339                 66,950
-------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv., Series B                                                        3,250                 87,750
9.20% Preferred                                                           83,700              1,961,719
                                                                                             ----------
Total Preferred Stocks (Cost $83,620,546)                                                    72,882,371

=======================================================================================================
Common Stocks--2.8%
-------------------------------------------------------------------------------------------------------
Airtouch Communications, Inc.(16)                                         55,000              3,135,000
-------------------------------------------------------------------------------------------------------
American Tower Corp.(16)                                                  65,000              1,657,500
-------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.(16)                           45,000              2,441,250
-------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                                           75                 66,375
-------------------------------------------------------------------------------------------------------
El Paso Electric Co.(16)                                                  56,400                546,375


                     27  Oppenheimer Champion Income Fund

================================================================================
Statements of Investments (Continued)
================================================================================

                                                                                           Market Value
                                                                          Shares           See Note 1
-------------------------------------------------------------------------------------------------------
Common Stocks (continued)
Equitable Bag, Inc.(2)(16)                                                 2,261            $     3,392
-------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc.(16)                                            58,176              1,159,884
-------------------------------------------------------------------------------------------------------
Grand Casinos, Inc.(16)                                                   60,000                476,250
-------------------------------------------------------------------------------------------------------
Greate Bay Casino Corp.(16)                                                1,678                    419
-------------------------------------------------------------------------------------------------------
Grupo Iusacell SA, ADR(16)                                                45,000                222,188
-------------------------------------------------------------------------------------------------------
Harveys Casino Resorts                                                    50,000              1,196,875
-------------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                       50,000                853,125
-------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., Cl. A(16)                                         10,000                 14,375
-------------------------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(16)                                         1,880                  4,465
-------------------------------------------------------------------------------------------------------
Host Marriott Corp.(16)                                                   10,000                126,875
-------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(16)                                       42,243              1,037,594
-------------------------------------------------------------------------------------------------------
Omnipoint Corp.(16)                                                       60,000                446,250
-------------------------------------------------------------------------------------------------------
Optel, Inc.(16)                                                            3,815                     38
-------------------------------------------------------------------------------------------------------
Orbital Sciences Corp.(16)                                                 5,000                140,312
-------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc.(16)                                             75,000                778,125
-------------------------------------------------------------------------------------------------------
Panamerican Beverages, Inc., Cl. A                                        35,000                623,437
-------------------------------------------------------------------------------------------------------
Protection One, Inc.(16)                                                  55,000                536,250
-------------------------------------------------------------------------------------------------------
PsiNet, Inc.(16)                                                         132,000              1,839,750
-------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.(16)                             108,305              3,391,300
-------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.(16)                                              20,000                276,250
-------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(16)                                         5,100                 10,200
-------------------------------------------------------------------------------------------------------
Siena Holdings, Inc.(2)(16)                                               16,299                 21,393
-------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                     6,975                139,500
-------------------------------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                                                   46,000                612,375
-------------------------------------------------------------------------------------------------------
Sprint Corp.                                                              37,000              2,664,000
-------------------------------------------------------------------------------------------------------
Station Casinos, Inc.(16)                                                 65,000                345,312
-------------------------------------------------------------------------------------------------------
Tele-Communications, Inc. (New), Liberty Media Group,
A Shares(16)                                                              20,000                733,750
-------------------------------------------------------------------------------------------------------
Tele-Communications, Inc. (New), TCI Group, A Shares(16)                  65,000              2,543,125
-------------------------------------------------------------------------------------------------------
Tele-Communications, Inc. (New), TCI Ventures Group,
A Shares(16)                                                              35,000                627,813
-------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR                             5,000                345,000
-------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                         20,000              1,751,250
-------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(16)                                       45,000              1,755,000
-------------------------------------------------------------------------------------------------------
Verio, Inc.(16)                                                           25,000                618,750
-------------------------------------------------------------------------------------------------------
Vimpel-Communications, Sponsored ADR(16)                                  10,000                 52,500
-------------------------------------------------------------------------------------------------------
Western Wireless Corp.(16)                                                10,000                178,750
-------------------------------------------------------------------------------------------------------
Ziff-Davis, Inc.(16)                                                      20,000                145,000
                                                                                            -----------
Total Common Stocks (Cost $36,630,324)                                                       33,517,372


                     28  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                                                                           Market Value
                                                                          Units            See Note 1
=======================================================================================================
Rights, Warrants and Certificates--0.2%
-------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts.:
Exp. 6/99(2)                                                               5,500             $       55
Exp. 8/00(2)                                                                 850                      8
-------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                         19,829                    198
-------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./ Australia Media Ltd. Wts., Exp. 5/00(2)         190                      1
-------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(2)                                   12,500                  3,125
-------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(7)                             2,899                  9,784
-------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)(17)                                   130,000                 52,000
-------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05                              1,320                  3,074
-------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07(2)                               2,320                208,800
-------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc. Wts., Exp. 3/08(2)                        7,310                 73,100
-------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05                                725                 38,496
-------------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                                   1,174                  3,522
-------------------------------------------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/05                                               4,175                 41,750
-------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Wts., Exp. 1/01                                58,176                245,430
-------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(7)                                                              89,486                    895
Exp. 5/05(2)                                                              69,612                 80,750
Exp. 9/04(2)                                                              91,000                102,375
-------------------------------------------------------------------------------------------------------
Grand Union Co. Wts., Exp. 8/03                                               94                    270
-------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01                            265                 23,883
-------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                               17,655                198,592
-------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                      1,600                     --
-------------------------------------------------------------------------------------------------------
Jewel Recovery LP, Participation Units of Limited Partners' Interest       1,985                     --
-------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts., Exp. 4/08(7)                              7,885                 40,411
-------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                        8,000                 59,500
-------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                             2,565                 36,231
-------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                             19,178                345,204
-------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                                             28,000                350,000
Exp. 6/05(2)                                                              15,200                152,000
-------------------------------------------------------------------------------------------------------
Rocky Mountain Internet, Inc. Wts., Exp. 7/03(2)                          12,145                103,240
Trizec Hahn Corp. Wts., Exp. 7/99                                          1,985                  3,571
-------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts.,
Exp. 4/20                                                                  5,355                     --
-------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(2)                    49,200                 55,350
-------------------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/05(2)                                          17,235                137,880
                                                                                             ----------
Total Rights, Warrants and Certificates (Cost $628,832)                                       2,369,495


                     29  Oppenheimer Champion Income Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                    Face                 Market Value
                                                                    Amount(1)            See Note 1
=======================================================================================================
Structured Instruments--8.5%
-------------------------------------------------------------------------------------------------------
Bankers Trust/Bear Stearns
High Yield Composite Index Linked Nts.:
8.135%, 6/1/99                                                      $ 12,500,000         $   12,468,750
8.55%, 4/5/99                                                          5,000,000              4,695,650
8.55%, 5/4/99                                                          5,000,000              4,685,350
-------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman High Yield Index Nts., 8.50%, 3/8/99                            7,000,000              6,521,200
-------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.:
8.50%, 10/9/98(2)                                                     12,500,000             11,622,500
8.50%, 4/9/99                                                          5,000,000              4,641,150
8.50%, 4/14/99(9)                                                      9,000,000              9,000,000
8.50%, 5/14/99(9)                                                     12,000,000             12,000,000
9%, 2/5/99                                                            10,000,000              9,217,700
-------------------------------------------------------------------------------------------------------
Commerzbank International SA, Morgan Stanley Group, Inc.
Natural Gas Futures:
1999 Linked Nts., 5.225%, 9/23/99(3)                                   1,500,000              1,101,150
1999 Linked Nts., 5.225%, 9/8/99(3)                                    1,500,000                883,950
Linked Nts., 4.913%, 5/22/99(3)                                          500,000                510,150
-------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., The Emerging Markets Bond Index
Leveraged Nts., 9.50%, 10/29/98(6)                                    10,000,000              7,570,420
-------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.437%, 4/28/02
(representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(3)                16,600,000             16,010,184
                                                                                         --------------
Total Structured Instruments (Cost $108,488,950)                                            100,928,154

=======================================================================================================
Repurchase Agreements--12.3%
-------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 5.50%, dated
9/30/98, to be repurchased at $145,522,229 on 10/1/98,
collateralized by U.S. Treasury Bonds, 7.625%, 2/15/25,
with a value of $152,043,609 (Cost $145,500,000)                     145,500,000            145,500,000
-------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,276,065,816)                          101.0%         1,197,599,216
-------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                       (1.0)           (12,234,490)
                                                                    ------------         --------------
Net Assets                                                                 100.0%        $1,185,364,726
                                                                    ============         ==============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP -- Argentine Peso                   IDR -- Indonesian Rupiah
CAD -- Canadian Dollar                  RUR -- Russian Ruble
DEM -- German Mark                      XEU -- European Currency Units
GBP -- British Pound Sterling

2. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate security.


                     30  Oppenheimer Champion Income Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Security is linked to the Emerging Markets Bond Index (EMBI). The EMBI tracks total returns for currency denominated debt instruments of the emerging markets. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, The Philippines, Poland, Russia and Venezuela.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $143,349,425 or 12.09% of the Fund's net assets as of September 30, 1998.

8. Represents the current interest rate for an increasing rate security.

9. When-issued security to be delivered and settled after September 30, 1998.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

12. Non-income producing--issuer is in default.

13. Securities with an aggregate market value of $7,020,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

14. Interest or dividend is paid-in-kind.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

16. Non-income producing security.

17. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1998 amounts to $3,302,000. Transactions during the period in which the issuer was an affiliate are as follows:

                           Shares              Gross      Gross       Shares
                           September 30, 1997  Additions  Reductions  September 30, 1998
----------------------------------------------------------------------------------------
CGA Group Ltd.,
Preferred Stock, Series A  130,000             --         --                     130,000
----------------------------------------------------------------------------------------
CGA Group Ltd. Wts.,
Exp. 12/49                 130,000             --         --                     130,000

See accompanying Notes to Financial Statements.


                     31  Oppenheimer Champion Income Fund

===============================================================================
Statement of Assets and Liabilities September 30, 1998
===============================================================================

===============================================================================
Assets
Investments, at value (including repurchase agreement
of $145,500,000)--see accompanying statement:
Unaffiliated companies (cost $1,272,815,816)                    $ 1,194,297,216
Affiliated companies (cost $3,250,000)                                3,302,000
-------------------------------------------------------------------------------
Cash                                                                    439,032
-------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                               68,682
-------------------------------------------------------------------------------
Receivables:
Interest and dividends                                               19,674,570
Shares of beneficial interest sold                                    6,088,443
Investments sold                                                      2,315,972
Daily variation on futures contracts--Note 6                            504,000
-------------------------------------------------------------------------------
Other                                                                     4,420
                                                                ---------------
Total assets                                                      1,226,694,335

===============================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                              682,032
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $24,450,000
purchased on a when-issued basis)--Note 1                            32,099,071
Shares of beneficial interest redeemed                                3,499,927
Dividends                                                             2,636,807
Closed forward foreign currency exchange contracts                    1,205,300
Distribution and service plan fees                                      740,724
Transfer and shareholder servicing agent fees                           160,194
Shareholder reports                                                     126,686
Other                                                                   178,868
                                                                ---------------
Total liabilities                                                    41,329,609

===============================================================================
Net Assets                                                      $ 1,185,364,726
                                                                ===============

===============================================================================
Composition of Net Assets
Paid-in capital                                                 $ 1,256,524,564
-------------------------------------------------------------------------------
Undistributed net investment income                                     654,557
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                         7,004,267
-------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies            (78,818,662)
                                                                ---------------
Net assets                                                      $ 1,185,364,726
                                                                ===============


                     32  Oppenheimer Champion Income Fund

================================================================================

================================================================================

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$572,353,689 and 46,997,413 shares of beneficial interest outstanding)    $12.18
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                               $12.79
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $388,572,385 and 31,937,543 shares of beneficial interest
outstanding)                                                              $12.17
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $224,438,652 and 18,448,505 shares of beneficial interest
outstanding)                                                              $12.17

See accompanying Notes to Financial Statements.


                     33  Oppenheimer Champion Income Fund

================================================================================
Statement of Operations  For the Year Ended September 30, 1998
================================================================================

=======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $51,348)                    $  96,447,261
---------------------------------------------------------------------------------------
Dividends                                                                     5,567,892
                                                                          -------------
Total income                                                                102,015,153

=======================================================================================
Expenses
Management fees--Note 4                                                       6,943,309
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                       1,384,686
Class B                                                                       3,263,947
Class C                                                                       2,102,188
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                         1,424,014
---------------------------------------------------------------------------------------
Shareholder reports                                                             343,129
---------------------------------------------------------------------------------------
Registration and filing fees                                                    115,978
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      83,427
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                      31,543
---------------------------------------------------------------------------------------
Insurance expenses                                                                8,571
---------------------------------------------------------------------------------------
Trustees' fees and expenses                                                       8,074
---------------------------------------------------------------------------------------
Other                                                                            20,370
                                                                          -------------
Net expenses                                                                 15,729,236

=======================================================================================
Net Investment Income                                                        86,285,917

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                         8,528,028
Closing of futures contracts                                                  1,317,887
Closing and expiration of option contracts written--Note 7                      109,323
Foreign currency transactions                                                (3,006,731)
                                                                          -------------
Net realized gain                                                             6,948,507

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                (115,426,085)
Translation of assets and liabilities denominated in foreign currencies        (267,778)
                                                                          -------------
Net change                                                                 (115,693,863)
                                                                          -------------
Net realized and unrealized loss                                           (108,745,356)

=======================================================================================
Net Decrease in Net Assets Resulting from Operations                      $ (22,459,439)
                                                                          =============

See accompanying Notes to Financial Statements.


                     34  Oppenheimer Champion Income Fund

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                        Year Ended September 30,
                                                        1998              1997
======================================================================================
Operations
Net investment income                                   $   86,285,917    $ 60,589,864
--------------------------------------------------------------------------------------
Net realized gain                                            6,948,507      13,385,770
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     (115,693,863)     20,234,385
                                                        --------------    ------------
Net increase (decrease) in net assets resulting from
 operations                                                (22,459,439)     94,210,019

======================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                    (44,685,298)    (37,216,010)
Class B                                                    (23,050,424)    (11,933,911)
Class C                                                    (14,921,590)    (11,440,006)
--------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                     (1,752,073)             --
Class B                                                     (1,189,487)             --
Class C                                                       (687,045)             --
--------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                     (8,099,904)             --
Class B                                                     (4,232,404)             --
Class C                                                     (2,892,893)             --
======================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                    131,249,208     123,701,684
Class B                                                    189,452,940     148,822,899
Class C                                                     66,892,330      61,390,727

======================================================================================
Net Assets
Total increase                                             263,623,921     367,535,402
--------------------------------------------------------------------------------------
Beginning of period                                        921,740,805     554,205,403
                                                        --------------    ------------
End of period (including undistributed net investment
income of $654,557 and $175,879, respectively)          $1,185,364,726    $921,740,805
                                                        ==============    ============

See accompanying Notes to Financial Statements.


                     35  Oppenheimer Champion Income Fund

================================================================================
Financial Highlights
================================================================================

                                               Class A
                                               -----------------------------------------------------
                                               Year Ended September 30,
                                               1998        1997       1996       1995       1994
====================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $  13.49    $  12.92   $  12.47   $  12.32   $  12.90
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              1.09        1.15       1.15       1.05       1.10
Net realized and unrealized gain (loss)           (1.11)        .57        .44        .14       (.38)
                                               --------    --------   --------   --------   --------
Total income from investment operations            (.02)       1.72       1.59       1.19        .72
----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (1.05)      (1.15)     (1.14)     (1.04)     (1.10)
Dividends in excess of net investment income         --          --         --         --       (.01)
Tax return of capital distribution                 (.04)         --         --         --         --
Distributions from net realized gain               (.20)         --         --         --         --
Distributions in excess of net realized gain         --          --         --         --       (.19)
                                               --------    --------   --------   --------   --------
Total dividends and distributions
to shareholders                                   (1.29)      (1.15)     (1.14)     (1.04)     (1.30)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  12.18    $  13.49   $  12.92   $  12.47   $  12.32
                                               ========    ========   ========   ========   ========

====================================================================================================
Total Return, at Net Asset Value(3)               (0.49)%     13.96%     13.28%     10.09%      5.61%

====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $572,354    $502,211   $359,208   $255,139   $160,505
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $567,689    $425,258   $305,638   $204,917   $135,431
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              8.18%       8.75%      8.97%      8.45%      8.49%
Expenses                                           1.06%       1.10%      1.17%      1.18%      1.22%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        100.2%      136.0%      95.0%      72.5%     108.0%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


                     36  Oppenheimer Champion Income Fund

================================================================================

================================================================================

                                              Class B                            Class C
                                              ---------------------------------  -----------------------------------------------
                                              Year Ended September 30,           Year Ended September 30,
                                              1998        1997      1996(2)      1998       1997      1996      1995     1994(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $  13.48    $  12.91  $ 12.47      $  13.48   $  12.91  $  12.46  $ 12.32  $ 13.13
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .99        1.05     1.03           .99       1.05      1.06      .95      .75
Net realized and unrealized gain (loss)          (1.11)        .57      .44         (1.11)       .57       .44      .13     (.60)
                                              --------    --------  -------      --------   --------  --------  -------  -------
Total income from investment operations           (.12)       1.62     1.47          (.12)      1.62      1.50     1.08      .15
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.95)      (1.05)   (1.03)         (.95)     (1.05)    (1.05)    (.94)    (.77)
Dividends in excess of net investment income        --          --       --            --         --        --       --       --
Tax return of capital distribution                (.04)         --       --          (.04)        --        --       --       --
Distributions from net realized gain              (.20)         --       --          (.20)        --        --       --       --
Distributions in excess of net realized gain        --          --       --            --         --        --       --     (.19)
                                              --------    --------  -------      --------   --------  --------  -------  -------
Total dividends and distributions
to shareholders                                  (1.19)      (1.05)   (1.03)        (1.19)     (1.05)    (1.05)    (.94)    (.96)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  12.17    $  13.48  $ 12.91      $  12.17   $  13.48  $  12.91  $ 12.46  $ 12.32
                                              ========    ========  =======      ========   ========  ========  =======  =======

================================================================================================================================
Total Return, at Net Asset Value(3)              (1.25)%     13.10%   12.20%        (1.25)%    13.12%    12.44%    9.16%    1.11%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $388,572    $238,505  $82,052      $224,439   $181,025  $112,945  $64,932  $27,743
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $326,804    $151,197  $33,189      $210,338   $143,363  $ 89,416  $43,584  $13,693
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             7.42%       7.89%    7.90%(4)      7.42%      7.98%     8.19%    7.63%    7.24%(4)
Expenses                                          1.81%       1.86%    1.97%(4)      1.81%      1.86%     1.93%    1.95%    1.94%(4)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       100.2%      136.0%    95.0%        100.2%     136.0%     95.0%    72.5%   108.0%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1998, were $1,152,439,768 and $933,387,430, respectively.

See accompanying Notes to Financial Statements.


                     37  Oppenheimer Champion Income Fund

================================================================================
Notes to Financial Statements
================================================================================

================================================================================
1. Significant Accounting Policies

Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed income securities (commonly known as "junk bonds") believed by the Fund's investment manager not to involve undue risk. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                     38  Oppenheimer Champion Income Fund

================================================================================

================================================================================

================================================================================
Structured Notes. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The Fund also invests in index-linked notes whereby the principal and/or interest payment depend on one or more market indices.The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended September 30, 1998, the market value of these securities comprised an average of 7% of the Fund's net assets, and resulted in realized and unrealized losses of $8,900,617.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $24,450,000.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated, fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1998, securities with an aggregate market value of $364,158, representing 0.03% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                     39  Oppenheimer Champion Income Fund

================================================================================
Notes to Financial Statements  (Continued)
================================================================================

================================================================================
1. Significant Accounting Policies (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $3,644,139, an increase in undistributed net investment income of $478,678, and an increase in accumulated net realized gain on investments of $3,165,461.


                     40  Oppenheimer Champion Income Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended September 30, 1998     Year Ended September 30, 1997
                             -------------------------------   -----------------------------
                             Shares             Amount         Shares             Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                          19,832,167        $263,900,806   16,568,069       $217,572,287
Dividends and distributions
reinvested                     2,859,050          37,768,272    1,893,564         24,892,342
Redeemed                     (12,908,673)       (170,419,870)  (9,055,154)      (118,762,945)
                             -----------        ------------   ----------       ------------
Net increase                   9,782,544        $131,249,208    9,406,479       $123,701,684
                             ===========        ============   ==========       ============
--------------------------------------------------------------------------------------------
Class B:
Sold                          17,351,158        $230,121,700   12,465,577       $163,647,329
Dividends and distributions
reinvested                     1,359,478          17,905,868      557,270          7,333,434
Redeemed                      (4,464,160)        (58,574,628)  (1,689,558)       (22,157,864)
                             -----------        ------------   ----------       ------------
Net increase                  14,246,476        $189,452,940   11,333,289       $148,822,899
                             ===========        ============   ==========       ============
--------------------------------------------------------------------------------------------
Class C:
Sold                           8,603,599        $114,157,872    6,567,675       $ 86,149,589
Dividends and distributions
reinvested                     1,025,732          13,534,307      618,611          8,129,826
Redeemed                      (4,608,529)        (60,799,849)  (2,510,331)       (32,888,688)
                             -----------        ------------   ----------       ------------
Net increase                   5,020,802        $ 66,892,330    4,675,955       $ 61,390,727
                             ===========        ============   ==========       ============


                     41  Oppenheimer Champion Income Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized depreciation on investments of $78,466,600 was composed of gross appreciation of $20,009,350, and gross depreciation of $98,475,950.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% of the first $250 million of average annual net assets, 0.65% of the next $250 million, 0.60% of the next $500 million and 0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1998 was 0.63% of average annual net assets for Class A, Class B and Class C shares.

            For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,634,751, of which $1,033,370 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $7,767,436 and $1,005,500, respectively, of which $251,000 and $19,396, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $661,736 and $82,701, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $75,033 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     42  Oppenheimer Champion Income Fund

================================================================================

================================================================================

================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $7,465 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $2,872,599 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred xcess distribution and servicing costs of $15,379,085 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $14,912 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $1,093,459 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $3,314,525 for Class C.


                     43  Oppenheimer Champion Income Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 1998, the Fund had outstanding forward contracts as follows:

                                                          Valuation as of
                             Expiration  Contract Amount  September 30,    Unrealized    Unrealized
                             Date        (000s)           1998             Appreciation  Depreciation
-----------------------------------------------------------------------------------------------------
Contracts to Sell

British Pound Sterling(GPB)  12/15/98    12,660 GPB       $21,406,877      $    --       $682,032
Canadian Dollar(CAD)         12/15/98     2,925 CAD         1,913,015       68,682             --
                                                                           -------       --------
Total Unrealized Appreciation and Depreciation                             $68,682       $682,032
                                                                           =======       ========


                     44  Oppenheimer Champion Income Fund

================================================================================

================================================================================

================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy and sell financial futures. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1998, the Fund had outstanding futures contracts as follows:

                       Expiration  Number of  Valuation as of     Unrealized
                       Date        Contracts  September 30, 1998  Appreciation
------------------------------------------------------------------------------
Contracts to Sell

Standard & Poor's 500  12/17/98    87         $22,315,500         $293,938


                     45  Oppenheimer Champion Income Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1998 was as follows:

                           Call Options              Put Options
                           -----------------------   ----------------------
                           Number of     Amount of   Number of    Amount of
                           Options       Premiums    Options      Premiums
---------------------------------------------------------------------------
Options outstanding as of
September 30, 1997          4,850        $ 112,278     --          $     --
Options written             1,561          109,785    980            67,950
Options closed or expired    (731)         (86,115)  (980)          (67,950)
Options exercised          (5,680)        (135,928)    --                --
                           ------         --------   ----          --------

Options outstanding as of
September 30, 1998             --        $      --     --          $     --
                           ======         ========   ====          ========

===========================================================================
8. Illiquid and Restricted Securities

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale,


                     46  Oppenheimer Champion Income Fund

================================================================================

================================================================================

================================================================================
and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998 was $111,164,395, which represents 9.38% of the Fund's net assets, of which $4,948,652 is considered restricted. Information concerning restricted securities is as follows:

                                                                           Valuation
                                                                           Per Unit as of
                                                    Acquisition  Cost      September 30,
Security                                            Dates        Per Unit  1998
-----------------------------------------------------------------------------------------
Bonds

Arizona Charlie's, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00                                  11/18/93       100.00%          96.50%
-----------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00                                  11/18/93        87.50            6.00
-----------------------------------------------------------------------------------------
ECM Fund L.P.I., 14% Sub. Nts., 6/10/02              7/28/92       100.50          100.25
-----------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust,
7/2/08                                               3/19/98       101.00          103.00

Stocks and Warrants

Becker Gaming, Inc. Wts., Exp. 11/00                11/18/93    $    2.00         $   .25
-----------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A            6/17/97        25.00           25.00
-----------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49                      6/17/97           --             .40
-----------------------------------------------------------------------------------------
ECM Fund L.P.I.                                      4/14/92     1,000.00          885.00
-----------------------------------------------------------------------------------------
Omnipoint Corp. Wts.                                11/29/95           --            7.44

================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended September 30, 1998.


                     47  Oppenheimer Champion Income Fund

================================================================================
Independent Auditors' Report
================================================================================

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Champion Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Champion Income Fund as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1998 and 1997, and the financial highlights for the period October 1, 1993 to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
October 28, 1998


                     48  Oppenheimer Champion Income Fund

================================================================================
Federal Income Tax Information (Unaudited)
================================================================================

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $0.2946, $0.2856 and $0.2857 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 31, 1997, of which, for each class of shares, $0.0102 was designated as a capital gain distribution in the "28% Rate Group" and $0.0403 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the fiscal year ended September 30, 1998, which are not designated as capital gain distributions should be multiplied by 6.49% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     49  Oppenheimer Champion Income Fund

================================================================================
Oppenheimer Champion Income Fund
================================================================================

================================================================================
Officers and Trustees       James C. Swain, Chairman and Chief Executive Officer
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Avis, Trustee
                            William A. Baker, Trustee
                            Charles Conrad, Jr., Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ned M. Steel, Trustee
                            George C. Bowen, Trustee, Vice President, Treasurer
                              and Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            David P. Negri, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor          OppenheimerFunds, Inc.

================================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors        Deloitte & Touche LLP

================================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            This is a copy of a report to shareholders of Oppenheimer Champion Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Champion Income Fund. For material information concerning the Fund, see the Prospectus.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                     50  Oppenheimer Champion Income Fund

================================================================================
OppenheimerFunds Family
================================================================================

============================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

============================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund       Quest Global Value Fund
International Small           Global Fund                     Global Growth & Income Fund
    Company Fund

============================================================================================
Stock Funds
--------------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                     Growth Fund
Discovery Fund                Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund        Quest Value Fund

============================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &          Total Return Fund               Disciplined Allocation Fund
    Growth Fund               Quest Balanced                  Multiple Strategies Fund
Quest Opportunity               Value Fund(1)                 Convertible Securities Fund(2)
    Value Fund                Equity Income Fund

============================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
World Bond Fund               Strategic Income Fund           Limited-Term Government Fund
High Yield Fund               Bond Fund

============================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund       Municipal Fund

============================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                     51  Oppenheimer Champion Income Fund

Internet

24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions

Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink

24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)

Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
  1-800-835-3104
-------------------------

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                     [LOGO] Oppenheimer Funds(R)
                                                            Distributor, Inc.

RA0190.001.0998 November 27, 1998